American Century Capital Portfolios, Inc. Statement of Additional Information Supplement
Supplement dated February 26, 2014 ■ Statement of Additional Information dated July 26, 2013

The following entries replace the entries for Chad Baumler and Brian Woglom under the Accounts Managed table on page 35. This information is provided as February 20, 2014.

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Chad Baumler	Number of Accounts	4	2	1
	Assets	$4.8 billion (1)	$630.3 million	$170.6 million
Brian Woglom	Number of Accounts	9	1	2
	Assets	$7.6 billion (2)	$17.3 million	$82.7 million

1	Includes $73.6 million in Market Neutral Value and $3.4 billion in Value.

2	Includes $73.6 million in Market Neutral Value, $5.0 billion in Mid Cap Value and $576.4 million in NT Mid Cap Value.

The following portfolio managers are added to the entry for Market Neutral Value in the Ownership of Securities section on page 38.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Market Neutral Value
Chad Baumler(1)	A
Brian Woglom(1)	D

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000;
G – More than $1,000,000.

1	Information is provided as of February 20, 2014.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

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